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                               GUARANTY AGREEMENT

         FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the obligation under Promissory Note dated September 10, 2002, in favor of 2D&H, Inc., in the amount of Fifty Three Thousand, Four Hundred and Thirty Nine and 05/100 Dollars ($53,439.05) (hereinafter PROMISSORY NOTE) between Yseek, Inc., (hereinafter MAKER) and 2D&H, Inc., (hereinafter PAYEE), together with their successors and assigns, the undersigned agree that:

         Undersigned hereby unconditionally guarantee the full and complete performance of MAKER under the PROMISSORY NOTE, and at all times hereafter, of:
(a) The obligations under the PROMISSORY NOTE dated September 10, 2002, a copy of said PROMISSORY NOTE is attached as Exhibit "A' respectively hereto and made a part hereof; (b) any and all extensions, renewals, or modifications of said PROMISSORY NOTE and the indebtedness or obligations evidenced thereby, and all expenses, including attorney's fees, incurred in the collection or enforcement or interpretation thereof; and all the foregoing items, (a) and (b) being hereinafter called the "LIABILITIES").

         Undersigned further unconditionally guarantees the faithful, prompt, and complete compliance by him with all terms and conditions of the PROMISSORY NOTE, including all extensions or modifications of all the foregoing, and the payment of all costs, attorney's fees, expenses, charges and other expenditures.

         The undersigned hereby expressly waives: (a) notice of the acceptance of this Guaranty; (b) notice of the existence or creation of any of the LIABILITIES or any extensions, renewals, or modifications thereof, (c) presentment, demand, notice of dishonor, protest, and all other notices whatever.

         Any man or women who signs this Guaranty hereby expressly agrees that PAYEE may enforce this Guaranty from his or her separate property as well as any property which they own as tenants in common, joint tenants, with or without survivorship, and tenants by the entireties, including any homestead property or any property which he or she may obtain at any time by exercise of his or her statutory right to an elective share of the estate of the deceased spouse. The waiver as to homestead property is hereby specifically made and acknowledged by the undersigned.

         PAYEE may, without notice of any kind, sell, assign, or transfer all or any of the LIABILITIES, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the LIABILITIES, shall have the right to enforce this Guaranty Agreement, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee, or holder were herein by name specifically given such rights, powers, and benefits. PAYEE shall have an unimpaired right, prior and superior to that of any such assignee, transferee, or holder, to enforce this Guaranty for the benefit of PAYEE, as to so much of the LIABILITIES as it has not sold, assigned, or transferred.

         No delay or failure on the part of PAYEE in the exercise of any right or remedy shall operate as a waiver, release, or modification to be effective only through a written document executed by PAYEE, and then only to the extent specifically recited therein, No single or partial exercise by PAYEE of any right or remedy herein shall preclude other or further exercise thereof or the exercise of any right or remedy whether contained herein or in the PROMISSORY NOTE. No action of PAYEE permitted hereunder shall in any way impair or affect this Guaranty.

         It is fully understood that until each and every one of the covenants and agreements of this Guaranty Agreement are fully performed, the undersigned's obligations shall not be released, in whole or in part, by any action or thing which might, but for this provision of this instrument, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, extension, modification, forbearance, or delay or other act or omission of PAYEE or its failure to act varies or increases the risk of or affects the rights or remedies of the undersigned, and the undersigned hereby expressly waives and surrenders any defense to its liability hereunder based upon any of the forgoing acts, omissions, things, agreements, or waivers of any of them; it being the purpose and intent of the parties hereto that the covenants, agreements, and all obligations hereunder are absolute, unconditional and irrevocable under any and all circumstances.

         Any notice, demand, or request by PAYEE, his successors or assigns, to the undersigned shall be in writing, and shall be deemed to have been duly given or made if either delivered personally to the undersigned or mailed by certified or registered mail addressed to the undersigned at the address for such guarantor specified below:

         Rachel L. Steele:          7736 N Mobley Rd, Odessa, Fl 33556-2307

         David Weintraub:  7736 N Mobley Rd, Odessa, Fl 33556-2307

         PAYEE shall be entitled to assign this Guaranty Agreement and all of its rights, privileges, interests and remedies hereunder to any other persons, firm, entity, bank, or corporation whatsoever without notice to or consent by the undersigned, and such assignee shall be entitled to the benefits of this Guaranty and to exercise all such rights, Interests and remedies as fully as PAYEE.

         This Guaranty Agreement shall inure to the benefit of PAYEE, his successors and assigns, and shall bind each of the undersigned jointly and severally, together with their heirs, legal representatives, successors, and assigns. If more than one party shall execute this Guaranty, the term 'undersigned" shall mean all parties executing this Guaranty and all such parties shall be jointly and severally obligated hereunder. The use of the singular form herein shall include the plural, as applicable, and vice versa, and the use of any gender or the neuter form shall include all genders and the neuter form. PAYEE shall be entitled to recover all of its attorney's fees and costs Incurred in connection with the enforcement of this Guaranty Agreement or any collection hereunder.

         This Guaranty Agreement shall be construed in accordance with the laws of the State of Florida, and such laws shall govern the interpretation, construction and enforcement hereof. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without Invalidating the remainder of such provision or the remaining provisions of this Guaranty. The venue for any action regarding this Guaranty or its enforceability shall be in the Hillsborough County, Florida courts for any state court action, and in the U.S. Middle District Court for the Middle District of Florida, Tampa Division, for any action in Federal Court. The undersigned hereby waives any objection to said venue and specifically consents to said venue.

         The undersigned hereby consents to the attachment or garnishment of the undersigned's disposable income (as defined in Section 222.110)(b), Florida Statutes), to the extent otherwise permitted by law, in the event of default In payment of this obligation, default under any agreement pursuant to which this obligation was created, or of default in performance under any agreements providing collateral or other security for payment of this obligation. The foregoing consent shall be effective whether or not the undersigned is or becomes a head of family, as defined in Section 222.11 (1)(c), Florida Statutes.

         SIGNED, SEALED AND DELIVERED at Tampa, Florida, as of the day of September, 2002.

IN THE PRESENCE OF:

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Rachel L. Steele

David Weintraub

STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

         The foregoing instrument was acknowledged this day of September, 2002 by Rachel L. Steele, who is personally known to me or has produced as identification and who did take an oath. She did execute the foregoing instrument and acknowledged to and before me that she executed the same for the uses and purposes therein set forth and that it was her free act and deed and was made without coercion.

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NOTARY PUBLIC                                        My commission expires:


STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

         The foregoing instrument was acknowledged this day of September, 2002 by David Weintraub, who is personally known to me or has produced as identification and who did take an oath. He did execute the foregoing instrument and acknowledged to and before me that he executed the same for the uses and purposes therein set forth and that it was his free act and deed and was made without coercion.

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NOTARY PUBLIC                                        My commission expires: